QCR

QCR
HOLDINGS, INC.

a relationship driven organization®

Community National Bancorporation
Special Shareholder Meeting

QCR HOLDINGS, INC.
a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2012. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.
a relationship driven organization®

Transaction Rationale

- Merger with a high quality institution with strong asset quality and attractive deposit base
- Expansion into contiguous banking markets (Cedar Falls and Waterloo, IA) that emulate our current markets (Cedar Rapids, IA, the Quad Cities and Rockford, IL)
- Similar cultures and strong ties to communities and customers
- Complementary relationship-oriented community banking models
- Strong management at CNB will continue to lead banking efforts in these new markets
- QCRH will be able to provide greater product offerings, larger credit capabilities and wealth management services to CNB's current and future customers
- Enhanced and efficient operational support

QCR HOLDINGS, INC.
a relationship driven organization®

Additional Reasons To Do Transaction

- Leverage CRBT & QCRH Group Operations
- Leverage our revenue producing skills
- Well priced deposits
- Good loan mix (similar to QCRH)
- Good credit quality
- Earnings accretion
- Perception we want to grow
- Prepare for larger transactions

PRO FORMA LOAN SUMMARY

Dollars in Thousands *For the period ended December 31, 2012*	QCR Holdings, Inc.		Community National Bank		Pro Forma	
Construction & Development	$ 63,586	4.9%	$ 8,624	4.2%	$ 72,210	4.8%
Secured by Farmland	3,780	0.3%	11,061	5.3%	14,841	1.0%
1 - 4 Family Real Estate	186,038	14.4%	43,423	20.9%	229,461	15.3%
5+ Family Real Estate	68,620	5.3%	6,834	3.3%	75,454	5.0%
Commercial Real Estate	443,739	34.4%	78,130	37.7%	521,869	34.9%
Agricultural	33	0.0%	2,794	1.3%	2,827	0.2%
Commercial & Industrial	306,336	23.8%	45,115	21.7%	351,451	23.5%
Consumer	24,282	1.9%	3,219	1.6%	27,501	1.8%
Other	192,812	15.0%	8,305	4.0%	201,117	13.4%
Gross Loans and Leases	**$ 1,289,226**	**100.0%**	**$ 207,505**	**100.0%**	**$ 1,496,731**	**100.0%**

QCR Holdings, Inc.


C&D 5%
Farm 0%
1 - 4 Family 14%
5+ Family 5%
Comm. RE 34%
Agriculture 0%
C&I 24%
Consumer 2%
Other 15%

Community National Bank


Other 4%
C&D 4%
Farm 5%
1 - 4 Family 21%
5+ Family 3%
Comm. RE 38%
Agriculture 1%
C&I 22%
Consumer 2%

Pro Forma


C&D 5%
Farm 1%
1 - 4 Family 15%
5+ Family 5%
Comm. RE 35%
Agriculture 0%
C&I 24%
Consumer 2%
Other 13%

Note: Regulatory financial data as of December 31, 2012
Source: SNL Financial LC

PRO FORMA DEPOSIT SUMMARY

Dollars in Thousands *For the period ended December 31, 2012*	QCR Holdings, Inc.			Community National Bank			Pro Forma		
Demand Deposits	$	274,359	19.9%	$	41,927	16.8%	$	316,286	19.5%
NOW and ATS		56,514	4.1%		52,892	21.2%		109,406	6.7%
MMDA and Savings		710,441	51.6%		78,982	31.7%		789,423	48.6%
Retail Time Deposits (< $100K)		132,381	9.6%		47,464	19.1%		179,845	11.1%
Jumbo Time Deposits (> $100K)		202,178	14.7%		27,640	11.1%		229,818	14.1%
Total Deposits	**$**	**1,375,873**	**100.0%**	**$**	**248,905**	**100.0%**	**$**	**1,624,778**	**100.0%**

QCR Holdings, Inc.


Demand Deps. 20%
NOW and ATS 4%
MMDA and Savings 52%
Retail Time 9%
Jumbo Time 15%

Community National Bank


Demand Deps. 17%
NOW and ATS 21%
MMDA and Savings 32%
Retail Time 19%
Jumbo Time 11%

Pro Forma


Demand Deps. 19%
NOW and ATS 7%
MMDA and Savings 49%
Retail Time 11%
Jumbo Time 14%

Note: Regulatory financial data as of December 31, 2012
Source: SNL Financial LC

PRO FORMA BRANCHES AND DEPOSIT MARKET SHARE

CNB ranked 9th in terms of total deposit market share out of the 22 total banks located in the Waterloo-Cedar Falls MSA.


MINNESOTA
WISCONSIN
UNITED STATES
IOWA
Mankato
Owatonna
Rochester
Winona
La Crosse
Albert Lea
Austin
Mason City
Charles City
Waverly
Cedar Falls
Waterloo
Fort Dodge
Marshalltown
Cedar Rapids
Iowa City
Des Moines
Dubuque
Madison
Rockford
Davenport
Muscatine
Galesburg
Appleton
Oshkosh
Janesville
Beloit
Aurora
Freeport
Waukesha
Ottumwa
Oskaloosa
Ames
Newton

2012 Rank	2011 Rank	Institution	# of Branches		2012 Deposits (1) ($000s)	% of Market
1	2	U.W. Bancorp (MN)	6	$	339,393	12.19
2	1	Wells Fargo & Co. (CA)	4		333,216	11.97%
3	3	FSB Financial Services (IA)	7		274,236	9.85%
4	4	First of Waverly Corporation (IA)	6		257,057	9.23%
5	5	PSB Corp (IA)	4		232,916	8.37%
6	7	Lincoln Bancorp (IA)	6		200,520	7.20%
7	6	Regions Financial Corp.	7		186,460	6.70%
8	8	GNB Bancorp. (IA)	2		149,651	5.38%
9	**9**	**Community National Bancorporation (IA)**	**4**		**142,221**	**5.11%**
10	10	Rigler Investment Co. (IA)	4		99,066	3.56%
11	11	Fidelity Ban Corp. (IA)	3		81,719	2.94%
12	12	MidWestOne Financial Grp Inc. (IA)	3		80,691	2.90%
13	14	Evans Bancshares Inc. (IA)	2		66,455	2.39%
14	13	Liberty Banshares Iowa Inc. (IA)	2		57,137	2.05%
15	15	Readlyn Bancshares Inc. (MN)	1		44,120	1.58%
16	17	Green Belt Bancorp. (IA)	1		43,468	1.56%
17	16	Tripoli Bancshares Inc. (MN)	1		42,244	1.52%
18	18	Farmers Savings Bank (IA)	1		37,940	1.36%
19	21	D & D Bancshares Inc. (IA)	1		32,052	1.15%
20	19	Fayette Bancorp. (IA)	1		29,700	1.07%
		All Other	2	$	53,618	1.93%

Table title: Deposit Market Share: Waterloo-Cedar Falls, IA

(1) June 30, 2012
Source: SNL Financial LC

QCR HOLDINGS, INC.
a relationship driven organization®

Corporate Overview

QCRH Founded in 1993
Headquartered in Moline, IL

SYMBOL – QCRH

$2.09 Billion in assets

$ 1.37 Billion in deposits

$ 1.27 Billion in loans

10 Facilities
Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)

Shares Outstanding: 4.92 Million

Ownership:
Company Benefit Plans 11.6%
Institutional & Mutual Funds 15.2%
Insiders 16.7%

CNB Founded in 1997
Headquartered in Waterloo, IA

$287 Million in assets

$ 249 Million in deposits

$ 209 Million in loans

8 Facilities
Waterloo, IA (2)
Cedar Falls, IA (2)
Mason City, IA (2)
Austin, MN (2)

Shares Outstanding: 2.09 Million

QCR Holdings, Inc.

a relationship driven organization®

Corporate Overview – Facility Map



La Crosse
Albert Lea
Fairmont
Lake Louise State Park
Reedsburg
Portage
Baraboo
Devil's Lake State Park
Decorah
Osage Spring Park
Pilot Knob State Park
Clear Lake
Mason City
Charles City
Algona
Waunakee
Sun Prairie
Middleton
Madison
Mt Horeb
Fitchburg
Stoughton
Wyalusing Hardwood Forest State Natural Area
Platteville
Waverly
Janesville
Monroe
Cedar Falls
Fort Dodge
Webster City
Iowa Falls
Dubuque
Beloit
Machesney Park
Apple River Canyon State Park
Freeport
Loves Park
Hickory Hills Park
Boone
Ames
Ledges State Park
Marshalltown
Marion
Mt Vernon
Mississippi Palisades State Park
Dekalb
Perry
Clinton
Dixon
Sterling
Ankeny
Grinnell
Newton
Coralville
Iowa City
West Des Moines
Des Moines
Davenport
Port Louisa National
Lake Anita State Park
Pella
Princeton

QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Joliet-Naperville, IL-IN-WI	313,737	221	3,176	9,481,409	0.86 %	57,427	21.59 %
Saint Louis, MO-IL	64,123	135	953	2,818,784	1.19	51,297	15.28
Omaha-Council Bluffs, NE-IA	23,624	71	334	873,472	5.09	52,378	19.29
Des Moines-West Des Moines, IA	13,389	52	223	578,175	7.31	55,339	22.33
Davenport-Moline-Rock Island, IA-IL	7,468	39	153	380,858	0.90	45,163	20.95
Peoria, IL	6,656	41	166	381,267	2.13	48,511	17.48
Rockford, IL	5,361	24	101	350,095	1.65	52,399	16.92
Cedar Rapids, IA	5,141	39	106	260,031	3.82	53,469	20.80
Springfield, IL	4,900	29	92	211,610	2.39	51,153	16.64
Champaign-Urbana, IL	4,843	33	108	233,215	3.55	44,521	18.99
Ottawa-Streator, IL	3,650	33	87	154,826	0.24	46,752	14.68
Iowa City, IA	3,052	21	61	153,716	5.44	46,901	25.04
Sioux City, IA-NE-SD	2,889	32	77	143,588	0.21	44,093	22.70
Waterloo-Cedar Falls, IA	2,784	22	68	168,757	1.80	42,621	23.70
Bloomington-Normal, IL	2,663	28	61	170,199	3.94	57,274	21.31
Dubuque, IA	2,486	10	41	94,440	3.04	45,806	20.70
Ames, IA	2,050	18	38	90,459	5.50	49,116	19.32
Quincy, IL-MO	1,999	21	47	77,322	(0.30)	38,967	18.00
Paducah, KY-IL	1,933	15	44	98,893	0.34	40,182	16.40
Kankakee-Bradley, IL	1,898	18	44	113,981	2.96	47,104	18.76
Galesburg, IL	1,822	17	34	70,442	(1.69)	39,998	17.76
Cape Girardeau-Jackson, MO-IL	1,801	16	47	97,008	3.18	39,013	25.81
Decatur, IL	1,800	14	41	110,650	(1.18)	42,690	21.30
Sterling, IL	1,424	16	29	58,481	(0.86)	46,699	12.63
Effingham, IL	1,416	11	21	34,294	0.31	43,972	15.71
High	**$313,737**	**221**	**3,176**	**9,481,409**	**7.31 %**	**$57,427**	**25.81 %**
Low	**$1,416**	**11**	**21**	**34,294**	**(1.18)**	**$38,967**	**12.63**
Medium	**$2,877.4**	**26**	**69**	**154,197**	**1.46**	**$51,286**	**14.53**

Source SNL Financial. Deposit data as of June 30, 2012. Growth rates for the period 2011 - 2016

Quad City Bank & Trust

Quad City Bank & Trust

John H. Anderson, President & CEO

Assets: $1.18 Billion

Population: 380,829

Market Deposits: $7.3 Billion

Davenport, Moline, Rock Island MSA – located on the Mississippi River

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

National Rankings – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States.
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business
- Quad Cities cost of living is 3.3% lower than the national cost of living.
- Business operating cost (labor, utilities, and taxes) are 20% below other nearby metro's (Minneapolis and
- Chicago)

International Headquarters for Deere & Company

What They're Saying About the Quad Cities

Kiplinger – July 2011: Best Value Cities 2011

Kiplinger reviews 353 U.S. Metropolitan areas for cost of living, median household income, income growth to determine where "best values" exist. The Quad Cities ranks in the top 15% of communities that are touted as offering a vibrant economy, a low cost of living, and plenty of lifestyle amenities.

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, President & CEO

Assets: $626 Million

Population: 260,153

Market Deposits: $4.7 Billion

Cedar Rapids MSA

Major Employers

Rockwell Collins
Aegon USA
St. Lukes Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI

National & State Rankings – Cedar Rapids

- Top 12 Best Cities for High Paying Jobs *(Kiplinger, Jan 2012)*
- 2011 Best Performing Cities *(Milken Institute, Dec 2011)*
- Top 10 Best Value Cities of 2011 *(Kiplinger, Sept 2011)*
- Top 25 Cities Where Homes are Affordable *(CNN Money, Aug 2011)*
- Best Places for Business & Careers *(11 of 200) (Forbes, Jun 2011)*
- Aaa Bond Rating *(Moody's, May 2011)*
- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA

What They're Saying About Cedar Rapids

Time Magazine – April 2, 2012 Edition: highlights Cedar Rapids and 10 other cities in "Boomtown USA: A look at growing cities and what's fueling their growth." The article points to Cedar Rapids 6% unemployment rate and the job growth that has topped national levels by 7%.

American.com – April 24, 2012 Edition: highlights Cedar Rapids higher educational attainment and manufacturing growth. Cedar Rapids has the highest GDP growth from 2000 to 2010 of any metro area in the Midwest.

Rockford Bank & Trust

Rockford Bank & Trust

Rockford Bank & Trust

RB&T Rockford Bank & Trust

Thomas D. Budd, President & CEO

Assets: $314 Million

Population: 359,336 *(expected to grow to 552,000 by 2030)*

Market Deposits: $5.2 Billion

Rockford MSA

National & State Rankings – Rockford

- Top 10 in the Most Affordable MSA's in America
- Top 10 in the State of Illinois for academic performance
- Fastest growing metro market in the state of Illinois
- Rockford cost of living about 15% lower than the U.S. average
- Considered Illinois' second largest city

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health Systems
Hamilton Sundstrand
Wal-Mart Stores
Rockford Memorial Hospital
OSF St. Anthony Medical Center
Winnebago County
UPS

What They're Saying About Rockford

Carter & Burgess – 2012 Study *(National Site Selection Company)*

"Manufacturers of industrial machinery find the Rockford Area to be an ideal location. Several factors come in to play, including the cities highly skilled work force, the availability of highly specialized existing facilities, and a strong, qualified supplier base. The region's central location (close to Chicago, Milwaukee, etc.) and close proximity to key transportation assets (airports, roads, and rails) are an additional benefit. The Rockford Region maintains a much higher concentration of skilled metal – working employees than the national average."

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: SBA - USDA Lending

- **SBA Loans Originated for the Fiscal Year Ending 9/30/12:**
  - Quad City Bank & Trust - 8th in the state of Iowa for Iowa chartered banks (dollar volume)
  - Cedar Rapids Bank & Trust - 1st in the state of Iowa for Iowa chartered banks (dollar volume)
  - Rockford Bank & Trust - 11th in the state of Illinois (dollar volume)
- **USDA Lending for Fiscal Year Ending 9/30/12**
  - Cedar Rapids Bank & Trust – Leader in the state of Iowa (dollar volume)

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:

- Online Cash Management	- Image Cash Letter System
- Loan Participations	- Bank Stock Financing
- Safekeeping Services	- Trust and Investment Services
- Credit Card Services	- Fed Funds Lines

- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 143 relationships to date with Total Deposits of $204MM at 12/31/12 (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 12/31/12 total $47MM, or 3.7% of total loans/leases.

QCR HOLDINGS, INC.

a relationship driven organization®

Key Differentiator: Wealth Management

- As of December 31, 2012: Approximately $1.1 Billion in Trust (and related) accounts and $568 Million in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:

- Financial Planning	- Asset Management
- Trust Services	- Estate Planning
- Brokerage and RIA	- Insurance
- Family Office	- Core Banking and Commercial & Consumer Lending

- Favorably positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- Effective September 2012, Quad City Bank & Trust now owns 100% of m2 Lease Funds, LLC.
- Quad City Bank & Trust acquired 80% ownership August of 2005

	Assets (in millions)	Pre-Tax Earnings
2006	$ 53.0	$ 875,651
2007	$ 68.7	$ 1,421,142
2008	$ 79.7	$ 784,424
2009	$ 90.6	$ 855,679
2010	$ 85.4	$ 852,741
2011	$ 98.8	$ 2,069,470
2012	$ 109.7	$ 3,367,182

- Key Niches:
  - Marine Equipment
  - Printing
  - Health Care
  - Machinery/Machine Tools
  - Telecom
  - Office Technology

QCR Holdings, Inc.

Financial Overview

Todd A. Gipple

Executive Vice President

Chief Operating Officer

Chief Financial Officer

Today's Financial Overview

- Brief Review of Net Income and EPS Results for 2009-2012
- Recent Stock Price Performance
- A Report Card on our 2011 & 2012 Entity-Wide Strategic Initiatives

QCR HOLDINGS, INC.
a relationship driven organization®

Summary of Financial Results 2009-2012

	2009	2010	2011	2012
Net interest income	$50,662	$49,864	$54,145	$57,649
Non-interest income	15,547	15,406	17,462	16,621
Non-interest expense	(46,937)	(48,549)	(50,993)	(52,259)
Pre-tax pre-provision	19,272	16,721	20,614	22,011
Provision expense	(16,976)	(7,464)	(6,616)	(4,371)
Income before taxes	2,296	9,257	13,998	17,640
Income taxes	(247)	(2,449)	(3,868)	(4,534)
Net income	2,049	6,808	10,130	13,106
Less: net income attributable to non-controlling interests	277	221	438	488
Net income attributable to QCR Holdings, Inc.	$1,772	$6,587	$9,692	$12,618
Earnings Per Share (After Preferred Dividends)	$(0.46)	$0.53	$0.92	$1.85

QCR Holdings, Inc.

a relationship driven organization®

Recent Stock Price Performance 2010-2013


$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$16.50
$8.90
$7.14
$9.14
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

QCR Holdings, Inc.
a relationship driven organization®

Recent Stock Price Performance 2010-2013



$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$8.90
$7.14
$9.14
$16.50
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
An increase of 81%

- Earnings ↑
- NPA's ↓
- SBLF ↓
- TCE ↑
- Coverage ↑
- Inv. Rel. ↑

QCR Holdings, Inc.

a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Entity Wide Strategic Initiatives

- **Prioritization of growth in earnings and earnings per share (EPS), over growth in assets**
- Preservation of capital and increasing tangible common e[...] redemption of SBLF Capital without the need for a dilutive [...]
- Continue to maintain adequate liquidity while better utilizin[...]
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Grew earnings by 30%, and earnings per share by 101% in 2012.

QCR HOLDINGS, INC.

a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- **Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise**
- Continue to maintain adequate liquidity while better utiliz
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Increased TCE from 3.85% to 4.02% during 2012 and redeemed $10.2MM in SBLF Capital.

QCR
HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- **Continue to maintain adequate liquidity while better utilizing same**

Increased net interest income by $3.5MM, or 6.5%, in 2012

- Continue to improve asset quality
- Deliver the financial successes associated with a “relati n” Improved Pricing/Client Penetration = Improved Margin Stock Price = Improved Shareholder Value
- More closely align “shareholder performance” to “operating performance” utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- **Continue to improve asset quality**
- Deliver the financial successes associated with a … nization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Reduced NPA's from $40.5MM to $23.7MM, or 41% since 12/31/11.

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible commor redemption of SBLF Capital without the need for a dilut
- Continue to maintain adequate liquidity while better uti
- Continue to improve asset quality
- **Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value**
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Increased the value of our stock by $7.36 per share, or 81%, since 12/31/11. Increasing the market capitalization of our company by $38.1MM.

QCR
HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while bett
- Continue to improve asset quality
- Deliver the financial successes associated with a ” Improved Pricing/Client Penetration = Improved Stock Price = Improved Shareholder Value
- **More closely align “shareholder performance” to “operating performance” utilizing enhanced Investor Relations strategies and increased transparency**
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Obtained analyst coverage by Raymond James, FIG Partners and Zack's Small-Cap Research, and initiated regular investor outreach.

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity wh
- Continue to improve asset quality
- Deliver the financial successes associate ation"
Improved Pricing/Client Penetration = Imp
Stock Price = Improved Shareholder Valu
- More closely align "shareholder performanc tilizing enhanced Investor Relations strategies and incr transparency
- **Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value**

Announced our merger with Community National Bank on 2/14/13 and expect to close on or around 5/13/13. Anticipating approximately 5% EPS accretion in 2014.

Focus Areas for 2013

Douglas M. Hultquist

President

Chief Executive Officer

QCR HOLDINGS, INC.
a relationship driven organization®

Focus Areas for 2013

1. Meet EPS expectations
2. Integration of CNB
3. Hold onto our Net Interest Margin
4. Maximize SBA/USDA gains on loan sales

QCR HOLDINGS, INC.
a relationship driven organization®

5. Maximize wealth management income

6. Improve liquidity in our stock

7. Drive down efficiency ratio

QCR HOLDINGS, INC.
a relationship driven organization®

8. Conversion of Series E preferred stock into common stock

9. Restructure holding company financing

10. Pay down Small Business Lending Preferred Stock

Hire the best people
supplied with the tools they need.

Clients get exceptional service by satisfied and motivated employees.

Shareholders Will Be Rewarded.

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QCR HOLDINGS INC COM QCRH: NASDAQ

Financial : Regional Banks

Snapshot | Charts | News | Options Chains | Analyst Research | Fundamentals | Earnings | Insider Activity

Last Price	Today's Change	Bid (Size)	Ask (Size)	Day's Range	Volume	Trade
16.00	0.000 (0.00%)	16.01 x200	16.10 x100	15.95 - 16.00	3,078	BUY SELL

NASDAQ Delayed Quote Last Trade as of 2:51 PM ET 5/6/13 Get free real-time quotes

Open	15.95
Previous Close	16.00
52 - Week Range	11.40 - 16.96 11/16/12 - 3/27/13
Avg Volume (10 days)	6,549
P/E (Trailing 12 mo.)	8.62x
EPS (Trailing 12 mo.)	1.855
Next Earnings Date	7/24/13

Market Cap	79.0 M
Shares Outstanding	4.9 M
Beta	0.4
Dividend Yield	0.50%
Semi-Annual Dividend	0.04
Ex-Dividend Date	6/19/13
Dividend Payable Date	7/8/13



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LATEST HEADLINES

Latest Headlines | Press Releases | Commentary & Blogs

MAY 3, 2013

5:01 PM ET QCR Holdings, Inc. Announces a Cash Dividend GlobeNewswire

APRIL 22, 2013

4:00 PM ET QCR Holdings, Inc. Announces Net Income of $3.3 Million for First Quarter of 2013 GlobeNewswire

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QCR HOLDINGS, INC.
a relationship driven organization®

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QCR HOLDINGS, INC.

a relationship driven organization®

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